Business combination	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about business combination [abstract]
Business combination	Business combination
Acquisition of PT Super Bank Indonesia Tbk ("Superbank")
On May 29, 2026, the Group acquired additional shares equivalent to 7.2% voting equity interest in PT Super Bank Indonesia Tbk ("Superbank"), a digital bank in Indonesia. As a result, the Group's voting equity interest in Superbank increased to over 50%, granting it control of Superbank. The Group has concluded that the acquired entity is a business. The acquisition enables the Group to grow its lending and product offerings.
For the period ended June 30, 2026, Superbank contributed revenue of $15 million and profit after tax of $2 million to the Group’s results. If the acquisition had occurred on January 1, 2026, management estimates that consolidated revenue of the Group would have been $2,023 million and consolidated profit for the period would have been $363 million.
The following table summarizes the recognized amounts of assets acquired and liabilities assumed at the date of acquisition.

(in $ millions)	$
Intangible assets	29
Other investments	567
Loan receivables in the financial services segment	753
Other assets	65
Cash and cash equivalents	16
Deposits from customers in the banking business	(869)
Other liabilities	(88)
Identifiable net assets acquired	473
Less: Non-controlling interest proportionate share of identifiable net assets	(257)
Less: Acquisition-date fair value of previously held equity interest	(661)
Goodwill on acquisition (described below)	490
Purchase consideration	45
The valuation techniques used for measuring the fair value of material assets acquired were as follows.

Assets acquired	Valuation technique
Loan receivables in the financial services segment	The fair value of purchased loans is determined using valuation techniques that reflect the performance characteristics. Performing loans are valued using a discounted cash flow methodology based on expected future cash flows and market-based discount rates. For non-performing loans, fair value reflects expected recovery outcomes through the expected credit loss assessment.

Core-deposit intangibles	The fair value of the core deposit intangible ("CDI") is determined using a cost savings method under the income approach. The CDI is valued based on the present value of the expected funding cost savings generated by the acquired deposit base relative to alternative funding sources. Significant inputs include deposit attrition rates, alternative funding costs, reserve requirements, interest and servicing costs, and market-based discount rates. The estimated fair value incorporates the expected tax amortization benefit.
Loan receivables in the financial services segment comprise gross contractual amounts due of $763 million, of which $10 million was expected to be uncollectable at the date of acquisition.
The fair value of loan receivables on the loan portfolio acquired have been measured provisionally, pending completion of an independent valuation. If new information obtained within one year of the date of acquisition about facts and circumstances that existed at the date of acquisition identifies adjustments to the above amounts, or any additional provisions that existed at the date of acquisition, then the accounting for the acquisition will be revised.
The remeasurement to fair value of the Group's existing interest in Superbank resulted in a gain of $307 million (being $322 million gain from remeasurement of pre-existing interest less the $15 million of foreign currency translation reserves reclassified to profit or loss at the date of acquisition). This amount has been included in "Finance Income" in the consolidated statement of profit or loss and other comprehensive income.
Goodwill is attributable mainly to the cost and revenue synergies expected to be achieved from integrating Superbank's operations and assets into the Group’s future business expansion in digital financial services. Goodwill recognized is not deductible for tax purposes. Purchase consideration is entirely in the form of cash.